Exhibit 99.1








VuMee, Inc. FKA Paperworks, Inc.
(A Development Stage Company)

Unaudited Pro Forma Condensed Combined Financial Statements

February 29, 2012

VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)

INTRODUCTION AND BASIS OF PRESENTATION
FOR UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Data Pangea, LLC (called "Data") by Paperworks, Inc. (called "Paperworks").

By Agreement and Share Purchase Agreement dated May 7, 2012, Paperworks, a public corporation incorporated in Nevada on April 30, 2008, acquired 100% of the issued and outstanding ownership interest in the capital of Data, a private company organized in Florida on March 22, 2012, in exchange for 30,001,000 shares of common stock (post 10 for 1 split) of Paperworks representing 50.01% of its total issued and outstanding shares at the time.

The acquisition of Data by Paperworks is considered a reverse acquisition and was accounted for as such with Data being treated as the accounting and legal parent and Paperworks being treated as the accounting and legal subsidiary. This means the combined results of operations of Paperworks going forward will include those of Data for the period from its inception on March 22, 2012 and those of Paperworks since the date of the acquisition, May 17, 2012.

The following unaudited pro forma condensed combined balance sheet includes the balance sheet of Paperworks and Data as of February 29, 2012, as if the acquisition of Data occurred on September 1, 2009.

The pro forma condensed combined balance sheet and statements of operations should be read in conjunction with the separate historical audited and unaudited financial statements for both Paperworks and Data, appearing elsewhere herein, as follows:

     (i) for Paperworks, audited financial statements for the years ended August 31, 2011 and 2010, as filed recently in Form 10K; Reviewed financial statements for the six months ended February 29, 2012 as filed recently in form 10Q.

     (ii) for Data, unaudited financial statements for all periods presented.

The fiscal year of Paperworks and Data ends on August 31. The unaudited pro forma condensed combined statement of operations of Paperworks is within the allowable 135 days of its most recent year end. The unaudited pro forma condensed combined balance sheet and earnings (loss) per share of Paperworks and Data are indicative of its combined financial position, had the acquisition occurred on September 1, 2009.

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
VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As at February 29, 2012

                                                                                   Pro Forma       Pro Forma
                                                  Paperworks         Data         Adjustments      Combined
                                                  ----------       --------       ----------       --------
                                                     (A)              (B)           (Note 2)
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                        $  6,386        $     --        $     --        $  6,386
                                                   --------        --------        --------        --------

TOTAL ASSETS                                       $  6,386        $     --        $     --        $  6,386
                                                   ========        ========        ========        ========

LIABILITIES

CURRENT LIABILITIES
  Due to shareholders                              $ 15,000        $     --        $     --        $ 15,000
                                                   --------        --------        --------        --------
STOCKHOLDERS' DEFICIT

CAPITAL STOCK
  Authorized -
    75,000,000 common shares $0.001 par value;
    6,000,000 issued and outstanding                  6,000              --              --           6,000
ADDITIONAL PAID IN CAPITAL                           54,000              --              --          54,000
DEFICIT                                             (68,614)             --              --         (68,614)
                                                   --------        --------        --------        --------

                                                     (8,614)             --              --          (8,614)
                                                   --------        --------        --------        --------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT        $  6,386        $     --        $     --        $  6,386
                                                   ========        ========        ========        ========


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

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
VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Six Month Period Ended February 29, 2012

                                                                                Pro Forma       Pro Forma
                                               Paperworks         Data         Adjustments      Combined
                                               ----------       --------       ----------       --------
                                                  (A)              (B)           (Note 2)
Revenues                                      $       --        $    --          $     --      $       --

Net Loss                                      $  (22,659)       $    --          $     --      $  (22,659)

Basic and diluted net loss per share          $     0.00        $    --          $     --      $     0.00

Weighted average number of
 common shares outstanding                     6,000,000             --                --       6,000,000


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Six Month Period Ended February 28, 2011

                                                                                Pro Forma       Pro Forma
                                               Paperworks         Data         Adjustments      Combined
                                               ----------       --------       ----------       --------
                                                  (A)              (B)           (Note 2)
Revenues                                      $       --        $    --          $     --      $       --

Net Loss                                      $   (6,762)       $    --          $     --      $   (6,762)

Basic and diluted net loss per share          $     0.00        $    --          $     --      $     0.00

Weighted average number of
common shares outstanding                      6,000,000             --                --       6,000,000


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2011

                                                                                Pro Forma       Pro Forma
                                               Paperworks         Data         Adjustments      Combined
                                               ----------       --------       ----------       --------
                                                  (A)              (B)           (Note 2)
Revenues                                      $       --        $    --          $     --      $       --

Net Loss                                      $  (10,584)       $    --          $     --      $  (10,584)

Basic and diluted net loss per share          $     0.00        $    --          $     --      $     0.00

Weighted average number of
common shares outstanding                      6,000,000             --                --       6,000,000


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended August 31, 2010

                                                                                Pro Forma       Pro Forma
                                               Paperworks         Data         Adjustments      Combined
                                               ----------       --------       ----------       --------
                                                  (A)              (B)           (Note 2)
Revenues                                      $       --        $    --          $     --      $       --

Net Loss                                      $  (21,784)       $    --          $     --      $  (21,784)

Basic and diluted net loss per share          $     0.00        $    --          $     --      $     0.00

Weighted average number of
common shares outstanding                      6,000,000             --                --       6,000,000


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

VUMEE, INC. FKA PAPERWORKS, INC.
(A Development Stage Company)
UNAUDITED PRO FORMA CONDENSED COMBINED NOTES TO FINANCIAL STATEMENTS As at February 29, 2012


NOTE 1 - SHARE EXCHANGE TRANSACTION

On May 7, 2012, Paperworks a public company, entered into a share exchange agreement with Data, a private company, whereby 100% of the issued and outstanding ownership interest in the capital of Data were exchanged for 30,001,000 shares (post 10 for 1 split) of Paperworks common.

NOTE 2 - UNAUDITED PRO FORMA ADJUSTMENTS

The unaudited pro forma adjustments to the combined balance sheet and combined statement of operations give effect to the acquisition of Paperworks as if the transactions had occurred at September 1, 2009.

I.   Balance Sheet as of February 29, 2012

     A. Derived from the reviewed balance sheet of Paperworks as of February 29, 2012.

     B. Derived from the unaudited balance sheet of Data as of February 29, 2012.

II. Statement of Loss for the years ended August 31, 2011 and 2010 and for the six months ended February 29, 2012 and February 28, 2011.

     A. Derived from the audited statements of operations of Paperworks for the years ended August 31, 2011 and 2010; From reviewed statement of operations for the six months ended as of February 29, 2012.

     B. Derived from the unaudited statement of operations of Data for all periods presented.

III. There were no pro forma adjustments necessary for all periods presented.


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